Summary Prospectus Supplement dated October 29, 2018

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares and Investor Class shares of Invesco Income Fund.

At the reconvened Special Meeting of Shareholders held on October 22, 2018 for Invesco Income Fund (the “Fund”), a series of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), the shareholders approved the proposal to modify the fundamental concentration policy of the Fund to provide that the Fund will concentrate its investments in the real estate finance industry as described further herein. Accordingly, the following changes are made to the Fund’s Summary Prospectuses:

The following information is included as the second paragraph under the heading “Principal Investment Strategies of the Fund”:

“The Fund will invest more than 25% of its total assets in securities related to the real estate finance industry, including CMBS, RMBS, real estate investment trusts (“REITs”), other real estate-related securities, loans and other instruments that are secured by, or otherwise have exposure to, real estate, and, at times, may invest substantially more than 25% of its total assets in securities related to the real estate finance industry.”

The following information is included in alphabetical order under the heading “Principal Risks of Investing in the Fund”:

“REIT Risk/Real Estate Risk. The Fund concentrates its investments in the real estate finance industry. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.”